Exhibit 99.1

Acquisition Overview

Placer Sierra Bancshares & First Financial Bancorp

Disclosure

This presentation includes forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, and Placer Sierra Bancshares (PLSB) and First Financial Bancorp (FLLC) intend for such forward-looking statements to be covered by Private Securities Litigation Reform Act of 1995. These forward-looking statements describe the companies’ expectations regarding future events and developments, including Placer Sierra Bancshare’s ability to achieve expected financial results from a merger with First Financial Bancorp. Future events are difficult to predict, and the expectations described above are necessarily subject to risk and uncertainty that may cause actual results to differ materially and adversely. In addition, discussions about risks and uncertainties are set forth from time to time in the companies’ publicly available Securities and Exchange Commission filings. The companies undertake no obligation to publicly revise these forward-looking statements to reflect subsequent events or circumstances.

Transaction Summary

Price per FLLC Share: $25.40

Transaction Value: $50 million

Transaction Structure: All cash

Expected Closing: 12/31/04

Expected Accretion in 2005: At least $0.30 per share

Expected Cost Savings: $6.0 million; approximately 40% of FLLC’s non-interest expense

Net Restructuring Charges: $2.7 million

Purchase Accounting: CDI rate of 2.5% on core deposits

Required Approvals: Regulatory FLLC Shareholders

Transaction Multiples

Price/2004 Estimated Earnings ($2.49 million): 20.1x

Price/LTM Earnings ($1.72 million): 28.2x

Price/Book*: 2.20x

Price/Tangible Book**: 2.27x

*Based upon reported book value per share of $11.53 as of 6/30/04

**Based upon tangible book value per share of $11.17 as of 6/30/04

The New Placer Sierra Bancshares Company June 30, 2004

($ in thousands) PLSB FLLC PLSB Pro Forma Post IPO*

Assets 1,436,713 324,138 1,756,006

Deposits 1,200,103 274,747 1,474,850

Net Loans 991,019 205,388 1,194,707

Equity 169,774 20,524 177,274

Cost of Deposits 0.56% 0.74% 0.59%

Branches 32 9 40**

*Reflects combination of balance sheets as of 6/30/04, receipt of PLSB IPO proceeds, and impact of pro forma purchase accounting entries on the Assets and Equity accounts

**Reflects consolidation of Sacramento branch overlap

The New Placer Sierra Bancshares

The merger of PLSB and FLLC will create a bank with total assets of approximately $1.8 billion

The combined company will be the largest community bank in Central California

The pro forma EPS is immediately accretive and targeted to exceed $0.30 accretion to GAAP earnings in 2005 (excluding merger-related expenses)

Placer Sierra Bank Branches

Bank of Lodi Branches

Transaction Rationale

Expands footprint and regional presence in high growth markets to become the largest community bank in Central California

Re-deploys excess capital through strategic expansion into additional contiguous banking markets

Managed transaction to be accretive to earnings with low execution risk and positive upside future potential

Experienced executive management team prepared and focused to leverage community bank expansion opportunities

Creates pro forma balance sheet that can support execution on additional expansion opportunities south along the Highway 99 corridor

Risk Considerations

PLSB management believes that FLLC will have little execution risk

In-market footprint transaction

No significant branch closures/divestitures

Pro forma capital is within target range

Size of transaction is manageable

FLLC Loan Portfolio

3%

43%

9%

33%

6%

6%

Commercial Real Estate

Construction

Commercial

1 - 4 Family

Agricultural

Other

FLLC Deposit Composition

18%

21%

19%

17%

13%

12%

Non-Interest Bearing

NOW

Money Market

Other Savings

Time < $100,000

Time > $100,000

Q2 2004 Cost of Deposits = 0.74%

Market Share

(as of June 30, 2003)

Placer Sierra Bancshares by County

County No. of Branches Deposits ($Millions) Market Share %

El Dorado 4 45.8 2.58

Los Angeles 6 159.7 .08

Nevada 3 96.4 6.92

Orange 3 213.4 .43

Placer 13 406.7 10.70

Sacramento 3 209.2 1.42

Sierra 1 8.1 44.33

First Financial Bancorp by County

County No. of Branches Deposits ($Millions) Market Share %

Amador 1 13.3 2.41

Calaveras 1 29.3 8.07

Sacramento 3* 49.5 0.34

San Joaquin 3 157.7 1.16

*Excludes recent opening of 4th branch in Sacramento

Why These Markets?

The Central California Highway 99 Corridor:

Contains some of the fastest growing counties in California

Is contiguous to a metropolitan anchor: Sacramento

Is another step in growing southward to Fresno County

Demographics of Target Markets

The Central California Highway 99 Corridor:

Population: 3.5 million

Total Deposits: $42.5 billion

Total Banking Offices: 569

Average Household Income: $50,006

Demographics of Current Northern Market

County: Sierra Nevada Placer El Dorado Sacramento

Population: 3,520 95,700 275,600 166,000 1,300,000

Total Deposits: 18,371 1,379,473 3,810,163 1,771,930 14,718,627

Total Banking Offices: 2 29 86 37 181

Median Family Income: 49,100 49,100 62,700 62,700 62,700

Average Deposits per Banking Office: $9,186 $47,568 $44,304 $47,890 $81,318

Sources

Population: California Employment Development Department (as of 2003)

Deposits/Total Banks: FDIC.gov (info as of June, 2003)

Income: 2004 FFIEC Census Report - HUD Estimated

Demographics of Target Markets

County: San Joaquin Amador Calaveras Stanislaus Merced Fresno Totals

Population: 613,500 36,500 42,450 481,600 225,100 841,000 2,240,150

Total Deposits: 13,537,778 551,578 362,629 4,827,221 1,469,419 7,026,249 27,774,874

Total Banking Offices: 95 13 14 95 29 142 388

Median Family Income: 54,700 42,139 49,100 52,100 44,400 44,900 47,890

Average Deposits per Banking Office: $142,503 $42,429 $25,902 $50,813 $50,670 $49,481 $71,585

Sources

Population: California Employment Development Department (as of 2003)

Deposits/Total Banks: FDIC.gov (info as of June, 2003)

Income: 2004 FFIEC Census Report - HUD Estimated

Demographics of Target Markets

Projected Growth in Highway 99 Corridor by 2008:

Amador San Joaquin Calaveras Stanislaus Merced Fresno

Construction & Mining 20.9% 30.2% 25.3% 18.0% 33.3% 11.6%

Manufacturing 10.2% 12.3% 11.1% 10.0% 7.7% 13.6%

Transportation & Public Utilities 9.5% 14.3% 12.2% 22.0% 5.9% 13.0%

Trade 16.7% 13.1% 14.5% 15.6% 15.1% 12.0%

Finance, Insurance & Real Estate 8.6% 14.3% 7.3% 14.3% 0.0% 8.5%

Government 21.3% 14.2% 16.3% 13.1% 13.0% 14.2%

Source: California Employment Development Department 2001 Benchmark

PLSB Delivering Results

Earnings for 1st half of 2004 increased 23.3% over same period in 2003

(excluding one-time merger related items associated with acquisition of Southland Capital Co in 2004)

15% annualized growth rate in loans for Q2 2004

19% annualized growth rate in total deposits for Q2 2004

$305MM growth in core deposits in the 30 months period ended June 30, 2004

Total cost of deposits Q2 2004 0.56%

Creating Shareholder Value

Metric PLSB June 30, 2004 PLSB Post Acquisition 2005

ROAA 1.20% 1.40%

ROAE 10.00% 13.00%